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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (Date of Earliest Event Reported) March 12, 1999 (March 1, 1999)


                            UNITED DIAGNOSTIC, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-11772                  25-1411971
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(State or Other Jurisdiction     Commission File Number       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


           476 Main Street, Suite 3-DFL
              Wakefield, Rhode Island                             02879
      ----------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (401) 789-9995

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ITEM 5. OTHER EVENTS

        On March 1, 1999, Chriss W. Street resigned as a director of the Company. Mr. Street's resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED DIAGNOSTIC, INC.

                                            By:  /s/ J. Marvin Feigenbaum
                                               ---------------------------------
                                               J. Marvin Feigenbaum
                                               Chairman of the Board,
                                               President, Chief Executive
                                               and Chief Financial Officer

Dated:  March 12, 1999



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